Note 15 - Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2016
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	Year ended December 31,
(Dollars in thousands, except per share data)	2016	2015	2014
Weighted average number of common shares outstanding used in basic earnings per common share calculation	4,180,994	4,127,453	4,060,404

Net dilutive effect of :
Options and warrants	553,386	513,505	507,856
Restricted stock awards	13,367	34,959	55,783
Weighted average number of common shares outstanding adjusted for effect of dilutive securities	4,747,747	4,675,917	4,624,043

Net income	$6,350	2,956	7,379
Dividends on preferred stock	0	(108)	(1,710)
Net income available to common shareholders	$6,350	2,848	5,669
Basic earnings per common share	$1.52	0.69	1.40
Diluted earnings per common share	$1.34	0.61	1.23